UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): December 16, 2020

AMERICAN REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-15663	75-2847135
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 469-522-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	ARL	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

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Section 5 - Corporate Governance and Management

Item 5.07 - Submission of Matters to the Vote of Security Holders

On December 16, 2020, the Annual Meeting of Stockholders of American Realty Investors, Inc. (“ARL” or the “Issuer” or the “Registrant”) was held, following a solicitation of proxies, pursuant to a Notice of Annual Meeting and related Proxy Statement, dated November 5, 2020, distributed in accordance with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended. On the record date of November 4, 2020, a total of 15,997,076 shares of Common Stock were outstanding, with each share entitled to cast one vote.

At the meeting, proxies representing at least 15,827,123 shares (98.94% of the outstanding) appeared and were cast, thereby establishing a quorum present in person or by proxy. It was noted that, of the 15,997,076 outstanding shares of common stock, 7,055,016 shares are held in CEDE accounts.

At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes cast for, against or withheld, as well as the number of abstention and broker non-votes:

Name	# Votes For	% For	# Votes Withheld	# Votes Abstained	Broker Non-votes
Henry A. Butler	14,495,690	90.61%	29,774	-	1,301,659
William J. Hogan	14,505,103	90.67%	20,361	-	1,301,659
Robert A. Jakuszewski	14,329,466	89.58%	195,998	-	1,301,659
Ted R. Munselle	14,369,451	89.83%	156,013	-	1,301,659
Raymond D. Roberts, Sr.	14,334,325	89.61%	191,139	-	1,301,659

All of the nominees named above, each of which is currently a director of the Registrant, were elected at such Annual Meeting.

The only other matter presented at the Annual Meeting was the ratification of the appointment of Farmer, Fuqua & Huff, P.C. as the independent registered public accounting firm for the Registrant for the fiscal year ending December 31, 2020, and any interim period. A total of 15,717,184 votes were cast FOR, 16,649 votes were cast AGAINST, and 93,290 votes ABSTAINED from voting with respect to such proposal. There were no broker non-votes.

The Annual Meeting of the Board of Directors was held on the following day, December 17, 2020. At such meeting, Henry A. Butler was reelected Chairman of the Board.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 17, 2020

AMERICAN REALTY INVESTORS, INC.

	By:	/s/ Erik L. Johnson
Erik L. Johnson
Executive Vice President
and Chief Executive Officer